AMENDMENT TO
                    INVESTMENT MANAGEMENT SERVICES AGREEMENT



Part Two: COMPENSATION TO INVESTMENT MANAGER, paragraph (1)(b)(i)(A), of the Investment Management Services Agreement between AXP Variable Portfolio - Investment Series, Inc., on behalf of its underlying series AXP Variable Portfolio - Blue Chip Advantage Fund, AXP Variable Portfolio - Capital Resource Fund, AXP Variable Portfolio - Emerging Markets Fund, AXP Variable Portfolio - Equity Select Fund, AXP Variable Portfolio - Growth Fund, AXP Variable Portfolio
- International Fund, AXP Variable Portfolio - New Dimensions Fund, AXP Variable Portfolio - S&P 500 Index Fund, AXP Variable Portfolio - Small Cap Advantage Fund, AXP Variable Portfolio - Stock Fund and AXP Variable Portfolio - Strategy Aggressive Fund, and American Express Financial Corporation dated December 1, 2002, is modified as follows for AXP Variable Portfolio - International Fund. All other provisions of the agreement remain in full force and effect.


(A) Determining the difference in performance (the "Performance Difference") between the Fund and an index of similar funds (the "Index"), as described in paragraph (b)(ii). The Fund and Index are set forth below:

--------------------------------------------------------------- -------------------------------------------------
Fund                                                            Index
--------------------------------------------------------------- -------------------------------------------------
AXP Variable Portfolio - Blue Chip Advantage Fund               Lipper Large-Cap Core Funds Index
--------------------------------------------------------------- -------------------------------------------------
AXP Variable Portfolio - Capital Resource Fund                  Lipper Large-Cap Core Funds Index
--------------------------------------------------------------- -------------------------------------------------
AXP Variable Portfolio - Emerging Markets Fund                  Lipper Emerging Markets Funds Index
--------------------------------------------------------------- -------------------------------------------------
AXP Variable Portfolio - Equity Select Fund                     Lipper Mid-Cap Growth Funds Index
--------------------------------------------------------------- -------------------------------------------------
AXP Variable Portfolio - Growth Fund                            Lipper Large-Cap Growth Funds Index
--------------------------------------------------------------- -------------------------------------------------
AXP Variable Portfolio - International Fund                     Lipper International Large-Cap Core Funds Index
--------------------------------------------------------------- -------------------------------------------------
AXP Variable Portfolio - New Dimensions Fund                    Lipper Large-Cap Growth Funds Index
--------------------------------------------------------------- -------------------------------------------------
AXP Variable Portfolio - Small Cap Advantage Fund               Lipper Small-Cap Core Funds Index
--------------------------------------------------------------- -------------------------------------------------
AXP Variable Portfolio - Stock Fund                             Lipper Large-Cap Core Funds Index
--------------------------------------------------------------- -------------------------------------------------
AXP Variable Portfolio - Strategy Aggressive Fund               Lipper Mid-Cap Growth Funds Index
--------------------------------------------------------------- -------------------------------------------------

IN WITNESS WHEREOF, the parties have executed this amendment as of the 1st day of July, 2004.



AXP VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.
     AXP Variable Portfolio - Blue Chip Advantage Fund
     AXP Variable Portfolio - Capital Resource Fund
     AXP Variable Portfolio - Emerging Markets Fund
     AXP Variable Portfolio - Equity Select Fund
     AXP Variable Portfolio - Growth Fund
     AXP Variable Portfolio - International Fund
     AXP Variable Portfolio - New Dimensions Fund
     AXP Variable Portfolio - S&P 500 Index Fund
     AXP Variable Portfolio - Small Cap Advantage Fund

     AXP Variable Portfolio - Stock Fund
     AXP Variable Portfolio - Strategy Aggressive Fund



By: /s/  Leslie L. Ogg
    -------------------------------------------------
         Leslie L. Ogg
         Vice President


AMERICAN EXPRESS FINANCIAL CORPORATION



By: /s/  Paula R. Meyer
    -------------------------------------------------
         Paula R. Meyer
         Senior Vice President and General Manager - Mutual Funds